     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 2004


                                                     REGISTRATION NO. 333-114795
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                        NORFOLK SOUTHERN RAILWAY COMPANY
             (Exact name of Registrant as specified in its charter)

        COMMONWEALTH OF VIRGINIA                           4011                                  53-6002016
    (State or other jurisdiction of            (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)            Classification Code Number)                  Identification No.)

                                PRR NEWCO, INC.
             (Exact name of Registrant as specified in its charter)

        COMMONWEALTH OF VIRGINIA                           4011                                  52-2441467
    (State or other jurisdiction of            (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)            Classification Code Number)                  Identification No.)

                             THREE COMMERCIAL PLACE
                          NORFOLK, VIRGINIA 23510-2191
                                 (757) 629-2680
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                             ---------------------

                             JAMES A. SQUIRES, ESQ.
                             THREE COMMERCIAL PLACE
                          NORFOLK, VIRGINIA 23510-2191
                                 (757) 629-2680
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                     WITH COPIES OF ALL COMMUNICATIONS TO:

                             ERIC J. FRIEDMAN, ESQ.
                           DAVID J. GOLDSCHMIDT, ESQ.
                  C/O SKADDEN ARPS, SLATE, MEAGHER & FLOM, LLP
                                 4 TIMES SQUARE
                               NEW YORK, NY 10036
                                 (212) 735-3000
                             ---------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this registration statement.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]


                             ---------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
          TITLE OF EACH CLASS OF                      AMOUNT             PROPOSED MAXIMUM AGGREGATE           AMOUNT OF
       SECURITIES TO BE REGISTERED               TO BE REGISTERED          OFFERING PRICE(1), (2)          REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
9 3/4% Notes Due June 15, 2020............         $319,000,000                 $428,417,000                $54,280.43(3)
---------------------------------------------------------------------------------------------------------------------------------
7 7/8% Notes Due May 15, 2043.............         $145,000,000                 $168,562,500                $21,356.87(3)
---------------------------------------------------------------------------------------------------------------------------------
Guarantee of the 9 3/4% Notes Due June 15,
  2020....................................         $319,000,000                     N/A                          (4)
---------------------------------------------------------------------------------------------------------------------------------
Guarantee of the 7 7/8% Notes Due May 15,
  2043....................................         $145,000,000                     N/A                          (4)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(f) under the Securities Act based on 58% of the outstanding principal amount of Consolidated Rail Corporation's, or Conrail's, 9 3/4% Debentures Due June 15, 2020 ($319,000,000) and Conrail's 7 7/8% Debentures Due May 15, 2043 ($145,000,000), multiplied by the average of the bid and ask market price on April 20, 2004 for each of Conrail's
    9 3/4% Debentures (135%) and Conrail's 7 7/8% Debentures (117%), respectively, represented in each case as a percentage of par, less an amount equal to 58% of the aggregate cash payment to be paid for each of Conrail's 9 3/4% Debentures ($7.00 per $1,000 principal amount of 9 3/4% Debentures) and Conrail's 7 7/8% Debentures ($7.50 per $1,000 principal amount of 7 7/8% Debentures) validly tendered in the exchange offer and consent solicitation assuming 100% of the Conrail Debentures are validly tendered and accepted for exchange in the exchange offer and consent solicitation.
(2) Exclusive of accrued interest, if any.
(3) Fee previously paid.

(4) The 9 3/4% Notes and the 7 7/8% Notes to be issued by PRR Newco, Inc. will be guaranteed by Norfolk Southern Railway Company. Pursuant to Rule 457(n), no separate fee is required to be paid in respect of the guarantees of the 9 3/4% Notes or the 7 7/8% Notes which are being registered concurrently.

                             ---------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


                                                                   PAGE NUMBER OR INCORPORATION
EXHIBIT NO.                      DESCRIPTION                             BY REFERENCE TO
-----------                      -----------                       ----------------------------
    2.1       Form of Distribution Agreement by and among CSX        Previously filed.
              Corporation, CSX Transportation, Inc., CSX Rail
              Holding Corporation, CSX Northeast Holding
              Corporation, New York Central Lines LLC, Norfolk
              Southern Corporation, Norfolk Southern Railway
              Company, Pennsylvania Lines LLC, Conrail Inc.,
              Green Acquisition Corp., Consolidated Rail
              Corporation and CRR Holdings LLC.

    2.2       Form of Transaction Agreement Amendment by and         Previously filed.
              among CSX Corporation, CSX Transportation, Inc.,
              Norfolk Southern Corporation, Norfolk Southern
              Railway Company, Conrail Inc., Consolidated Rail
              Corporation and CRR Holdings LLC.

    2.3       Form of Tax Allocation Agreement by and among          Previously filed.
              Green Acquisition Corp., Conrail, Inc.,
              Consolidated Rail Corporation, Pennsylvania Lines
              LLC and New York Central Lines LLC.

    3.1       Articles of Incorporation of PRR Newco, Inc.           Previously filed.

    3.2       Bylaws of PRR Newco, Inc., as amended.                 Previously filed.

    3.3       Articles of Incorporation of Norfolk Southern          Incorporated by reference
              Railway Company                                        to Exhibit 3(i) to Norfolk
                                                                     Southern Railway Company's
                                                                     10-K filed on March 8,
                                                                     2001.

    3.4       Bylaws of Norfolk Southern Railway Company             Incorporated by reference
                                                                     to Exhibit 3(ii) to
                                                                     Norfolk Southern Railway
                                                                     Company's 10-K filed on
                                                                     March 8, 2001.

    4.1       Form of Indenture by and among PRR Newco, Inc.,        Previously filed.
              Norfolk Southern Railway Company and The Bank of
              New York.

    4.2       Form of Supplemental Indenture, relating to the        Filed herewith.
              9 3/4% Senior Notes due 2020 and the 7 7/8% Senior
              Notes due 2043.

    4.3       Form of 9 3/4% Senior Note due 2020.                   Included in Exhibit 4.2.

    4.4       Form of 7 7/8% Senior Note due 2043.                   Included in Exhibit 4.2.

    4.5       In accordance with Item 601(b)(4)(iii) of              N/A
              Regulation S-K, copies of instruments of Norfolk
              Southern Railway Company and its subsidiaries with
              respect to the rights of holders of long-term debt
              not being registered herein are not filed
              herewith, or incorporated by reference, but will
              be furnished to the Commission upon request.


                                                                   PAGE NUMBER OR INCORPORATION
EXHIBIT NO.                      DESCRIPTION                             BY REFERENCE TO
-----------                      -----------                       ----------------------------
    5.1       Opinion of James A. Squires, Esq.                      Previously filed.

   12.1       Statement regarding the computation of ratio of        Previously filed.
              earnings to fixed charges for NSR.

   15.1       Letter regarding unaudited interim financial           Previously filed.
              information.

   23.1       Consent of KPMG LLP, Independent registered public     Previously filed.
              accounting firm.

   23.2       Consent of KPMG LLP and Ernst & Young LLP,             Previously filed.
              Independent registered public accounting firms.

   23.3       Consent of James A. Squires, Esq.                      Included in Exhibit 5.1.

   24.1       Powers of Attorney.                                    Previously filed.

   25.1       Statement of Eligibility and Qualification on Form     Previously filed.
              T-1 of The Bank of New York, as trustee under the
              First Supplemental Indenture for the 9 3/4% Senior
              Notes due 2020 and the 7 7/8% Senior Notes due
              2043.

   99.1       Form of Letter of Consent/Transmittal.                 Filed herewith.

   99.2       Form of Notice of Guaranteed Delivery.                 Filed herewith.

   99.3       Form of Client Letter                                  Filed herewith.

   99.4       Form of Letter to Brokers, Dealers, Commercial         Filed herewith.
              Banks, Trust Companies and Other Nominees.

   99.5       Guidelines for Certification of Taxpayer               Previously filed.
              Identification Number on Substitute Form W-9.

   99.6       Indenture dated as of May 1, 1990, between             Previously filed.
              Consolidated Rail Corporation and J.P. Morgan
              Trust Company, National Association, as successor
              to Bank One Trust Company, N.A., a national
              banking corporation, which was successor in
              interest to The First National Bank of Chicago, a
              national banking association

   99.7       Conrail Supplemental Indenture, dated as of August     Previously filed.
              25, 1998, between Consolidated Rail Corporation
              and J.P. Morgan Trust Company, National
              Association, as successor to Bank One Trust
              Company, N.A., a national banking corporation,
              which was successor in interest to The First
              National Bank of Chicago, a national banking
              association

                SIGNATURES FOR NORFOLK SOUTHERN RAILWAY COMPANY


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norfolk, Virginia, on this 9th day of August, 2004.


                                          NORFOLK SOUTHERN RAILWAY COMPANY







                                          By:                  *
                                            ------------------------------------
                                            Name:    David R. Goode
                                            Title:   President and Chief
                                                     Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                      TITLE                       DATE
                    ---------                                      -----                       ----

*                                                    President and Chief Executive        August 9, 2004
------------------------------------------------     Officer and Director (Principal
David R. Goode                                       Executive Officer)


*                                                    Vice President and Chief Financial   August 9, 2004
------------------------------------------------     Officer and Director (Principal
Henry C. Wolf                                        Financial Officer)


*                                                    Vice President and Controller        August 9, 2004
------------------------------------------------
Marta R. Stewart


*                                                    Vice President and Director          August 9, 2004
------------------------------------------------
L.I. Prillaman


*                                                    Vice President and Director          August 9, 2004
------------------------------------------------
Stephen C. Tobias



     * James A. Squires, pursuant to Powers of Attorney (executed by each of the officers and directors listed above and previously filed with the Security and Exchange Commission), by signing his name, does hereby sign and execute this Post-Effective Amendment No. 1 to Registration Statement on behalf of each of the persons referenced above.



                                          By:     /s/ JAMES A. SQUIRES

                                            ------------------------------------

                                            Name:    James A. Squires


                                            Title:   Attorney-in-fact


                                            Dated: August 9, 2004

                         SIGNATURES FOR PRR NEWCO, INC.


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norfolk, Virginia, on this 9th day of August, 2004.


                                          PRR NEWCO, INC.




                                          By:                  *
                                            ------------------------------------
                                            Name:    David R. Goode
                                            Title:   President and Chief
                                                     Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                       TITLE                      DATE
                    ---------                                       -----                      ----

*                                                    President and Chief Executive        August 9, 2004
------------------------------------------------     Officer and Director (Principal
David R. Goode                                       Executive Officer)


*                                                    Vice President and Director          August 9, 2004
------------------------------------------------     (Principal Financial Officer)
Henry C. Wolf


*                                                    Vice President and Controller        August 9, 2004
------------------------------------------------
Marta R. Stewart


*                                                    Vice President and Director          August 9, 2004
------------------------------------------------
L.I. Prillaman


*                                                    Vice President and Director          August 9, 2004
------------------------------------------------
Stephen C. Tobias



     * James A. Squires, pursuant to Powers of Attorney (executed by each of the officers and directors listed above and previously filed with the Security and Exchange Commission), by signing his name, does hereby sign and execute this Post-Effective Amendment No. 1 to Registration Statement on behalf of each of the persons referenced above.



                                          By:     /s/ JAMES A. SQUIRES

                                            ------------------------------------

                                            Name:    James A. Squires


                                            Title:   Attorney-in-fact


                                            Dated: August 9, 2004

                                 EXHIBIT INDEX


                                                                   PAGE NUMBER OR INCORPORATION
EXHIBIT NO.                      DESCRIPTION                             BY REFERENCE TO
-----------                      -----------                       ----------------------------
    2.1       Form of Distribution Agreement by and among CSX        Previously filed.
              Corporation, CSX Transportation, Inc., CSX Rail
              Holding Corporation, CSX Northeast Holding
              Corporation, New York Central Lines LLC, Norfolk
              Southern Corporation, Norfolk Southern Railway
              Company, Pennsylvania Lines LLC, Conrail Inc.,
              Green Acquisition Corp., Consolidated Rail
              Corporation and CRR Holdings LLC.

    2.2       Form of Transaction Agreement Amendment by and         Previously filed.
              among CSX Corporation, CSX Transportation, Inc.,
              Norfolk Southern Corporation, Norfolk Southern
              Railway Company, Conrail Inc., Consolidated Rail
              Corporation and CRR Holdings LLC.

    2.3       Form of Tax Allocation Agreement by and among          Previously filed.
              Green Acquisition Corp., Conrail, Inc.,
              Consolidated Rail Corporation, Pennsylvania Lines
              LLC and New York Central Lines LLC.

    3.1       Articles of Incorporation of PRR Newco, Inc.           Previously filed.

    3.2       Bylaws of PRR Newco, Inc., as amended.                 Previously filed.

    3.3       Articles of Incorporation of Norfolk Southern          Incorporated by reference
              Railway Company                                        to Exhibit 3(i) to Norfolk
                                                                     Southern Railway Company's
                                                                     10-K filed on March 8,
                                                                     2001.

    3.4       Bylaws of Norfolk Southern Railway Company             Incorporated by reference
                                                                     to Exhibit 3(ii) to
                                                                     Norfolk Southern Railway
                                                                     Company's 10-K filed on
                                                                     March 8, 2001.

    4.1       Form of Indenture by and among PRR Newco, Inc.,        Previously filed.
              Norfolk Southern Railway Company and The Bank of
              New York.

    4.2       Form of Supplemental Indenture, relating to the        Filed herewith.
              9 3/4% Senior Notes due 2020 and the 7 7/8% Senior
              Notes due 2043.

    4.3       Form of 9 3/4% Senior Note due 2020.                   Included in Exhibit 4.2.

    4.4       Form of 7 7/8% Senior Note due 2043.                   Included in Exhibit 4.2.

    4.5       In accordance with Item 601(b)(4)(iii) of              N/A
              Regulation S-K, copies of instruments of Norfolk
              Southern Railway Company and its subsidiaries with
              respect to the rights of holders of long-term debt
              not being registered herein are not filed
              herewith, or incorporated by reference, but will
              be furnished to the Commission upon request.

    5.1       Opinion of James A. Squires, Esq.                      Previously filed.

   12.1       Statement regarding the computation of ratio of        Previously filed.
              earnings to fixed charges for NSR.


                                                                   PAGE NUMBER OR INCORPORATION
EXHIBIT NO.                      DESCRIPTION                             BY REFERENCE TO
-----------                      -----------                       ----------------------------
   15.1       Letter regarding unaudited interim financial           Previously filed.
              information.

   23.1       Consent of KPMG LLP, Independent registered public     Previously filed.
              accounting firm.

   23.2       Consent of KPMG LLP and Ernst & Young LLP,             Previously filed.
              Independent registered public accounting firms.

   23.3       Consent of James A. Squires, Esq.                      Included in Exhibit 5.1.

   24.1       Powers of Attorney.                                    Previously filed.

   25.1       Statement of Eligibility and Qualification on Form     Previously filed.
              T-1 of The Bank of New York, as trustee under the
              First Supplemental Indenture for the 9 3/4% Senior
              Notes due 2020 and the 7 7/8% Senior Notes due
              2043.

   99.1       Form of Letter of Consent/Transmittal.                 Filed herewith.

   99.2       Form of Notice of Guaranteed Delivery.                 Filed herewith.

   99.3       Form of Client Letter                                  Filed herewith.

   99.4       Form of Letter to Brokers, Dealers, Commercial         Filed herewith.
              Banks, Trust Companies and Other Nominees.

   99.5       Guidelines for Certification of Taxpayer               Previously filed.
              Identification Number on Substitute Form W-9.

   99.6       Indenture dated as of May 1, 1990, between             Previously filed.
              Consolidated Rail Corporation and J.P. Morgan
              Trust Company, National Association, as successor
              to Bank One Trust Company, N.A., a national
              banking corporation, which was successor in
              interest to The First National Bank of Chicago, a
              national banking association

   99.7       Conrail Supplemental Indenture, dated as of August     Previously filed.
              25, 1998, between Consolidated Rail Corporation
              and J.P. Morgan Trust Company, National
              Association, as successor to Bank One Trust
              Company, N.A., a national banking corporation,
              which was successor in interest to The First
              National Bank of Chicago, a national banking
              association